UNTIED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported) 		November 30, 2001

                                                 Allure Cosmetics, LTD.
(Exact name of registrant as specified in its chapter)


         Delaware	          	      33-3424 N.Y.	        	  22-2473081
(State of other jurisdiction	 (Commission   (IRS Employer
	of incorporation)	               File Number)		Identification No.)



31-51 Steinway Street L.I.C. NY  	         11103-3908
(Address of principal executive offices)				(Zip Code)

Registrant's telephone number, including area code     (718) 545-0507

              32-16 43rd Street Astoria N.Y. 11103
(Former name or former address, if changed since last report)


















MATERIAL EVENTS AFFECTING REGISTRANT


Item 5.  Other events.

         The Company has developed a new line of cosmetics and related products to be sold over the Internet through the Company's web site www.allurecosmetics.com. The Company's products will include but are not limited to Anti-
         Aging, Bath & Body, Hair Care, Makeup, Weight Loss,
         Natural Healing and Vitamins. The Company's web site should be completed and operational in December 2001.

         The new Company address is:

         Allure Cosmetics, Ltd.
         31-51 Steinway Street
         L.I.C., N.Y. 11103-3908

         Tel No (718) 545-0507
         Fax No (718) 545-6408.

Item 7.  Financial Statements and Exhibits.

         The Company's last filing of form 10-K was for the period ended August 31, 1995 and the last filing for the Form 10-Q was for the period ended May 31, 1995. The Company is currently in the process of preparing the delinquent reports and it anticipates filing all of the reports in December 2001.

Safe Harbor Statement

This news release contains forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from those anticipated. Such risks and uncertainties include, but are not limited to, continued compliance with government regulations, customer demand, management of growth, intensity of competition from other cosmetic product vendors, timing and acceptance of new product introductions, general economic conditions and regulatory changes. As well as other relevant risks detailed in the Company's filings with the Securities Exchange Commission, including its Annual Report on Form 10-K for the period ended August 31, 1995, and the information set forth herein should be read in light of such risks.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                Allure Cosmetics, Ltd.
                                   (Registrant)

Date November 30, 2001
                              _________________________
                              Pietro Gattini, President